Exhibit 99.1

Presentation to Lenders July 2009

Forward Looking Statements & Disclosure The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995).  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of the issuer may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree.  For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 25, 2009, in particular, the "Risk Factors" section thereof.Certain financial and statistical information herein is not directly available in our public disclosures.  Please refer to pg. 23 – “Reconciliation of Certain Information” for a more detailed definition of this information and/or the relationship of this information to our public disclosures.  All market data herein, unless otherwise noted, is from CRU.

Management Attendees Robert B. Mahoney Chief Financial Officer Thomas N. Harris Director of Corporate Development Appointed in May 2009 Most recently CEO of Hi-P International Ltd in Shanghai, a publicly traded (SGX) supplier of plastic components and stamped parts From 1995-2007, employed by Molex Inc. in various operating and financial roles, including as CFO of Molex from 1996-2003 Holds a BA in Economics and History from the University of Virginia and an MBA from the University of Michigan Joined in June 2009 Formerly VP, Global Leveraged Finance in the Investment Banking division of Merrill Lynch & Co. from 2006-2009 and a member of TD Securities’ US High Yield and Diversified Industries Investment Banking groups from 1998-2006Holds a BS in Finance and Economics from the NYU Stern School and an MBA from Columbia Business School

Company Overview

noranda Aluminum

- Q1 '09 LTM Adjusted EBITDA: $158mm (1)

noranda

Upstream Business
2008A Shipments: 590mm lbs
2008A Production Cash Cost: $0.81/lb

Downstream Business
2008A Shipments: 346mm lbs

	St. Ann Bauxite Mine (50% JV) (1) →	Gramercy Alumina Refinery (50% JV) (1) →	New Madrid Aluminum Smelter	Huntingdon Rolling Mills (East Mill, West Mill)	Newport Rolling Mills	Salisbury Rolling Mills
Products:	Bauxite	Alumina	Aluminum Primary Metal	Fin stock (HVAC) and Auto, Semi-Rigid Container Stock, Flexible Packaging, Transformer Windings		
Location:	Discovery Bay, Jamaica	Gramercy, LA	New Madrid, MO	Huntingdon, TN	Newport, AR	Salisbury, NC
Annual Capacity:	4.5mm Mt of ore annual capacity • Historically, ~50% sold to Gramercy and 50% to third parties	Refinery capacity of 1.2mm Mt • Historically, 0.5mm Mt sold to each of New Madrid and Century Aluminum and 0.2mm Mt sold to third parties	261,000 Mt annual capacity	Huntingdon West 235mm lbs (2) Huntingdon East 130mm lbs	35mm lbs	95mm lbs
Revenue Drivers:	Volume & LME			Residential construction / remodeling, packaging, US consumer		

(1) Q1 2009A LTM Average LME price was $1.03 / lb.

4

Historical LME Pricing

- **Unprecedented decline in aluminum prices as fundamentals continue to deteriorate**
  - Aluminum prices declined 43% year-over-year
- **Record low for aluminum prices (real terms) reached in February 2009**

Historical LME Pricing (Nominal vs. Real)



(US$ / lbs)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
4/11/07: Xstrata sale of Noranda announced
Q1 2009: All-time low in real terms
-43%
Nominal LME
Real LME

5

Deteriorating Fundamentals Annualized demand has dropped 17% YTD Supply side not responding quickly enough… 5mm Mt of production curtailed thru Q2 (14% of global supply; 80% of estimated decline in demand) China subsidizing aluminum industry – one of “10 pillars of Chinese economy” Continued new builds / restarts in regions of low cost power …which has led to a rapid inventory build to record levels (109 days on hand, or 14% of global demand) Large overhang, which could take many months or even years to work through LME Inventories Global Supply/Demand ‘000 tonnes ‘000 tonnes Surplus/(Deficit): (602)    162    2,457     3,425 Data: CRU         Data: CRU

Shift in Cost Curve Significant downward shift in cost curve globally:Primary raw materials (alumina and power) indexed to LME for many producersLow-cost power capacity coming online; higher-cost power capacity coming offlineChina subsidizing loss-making smelters and has cut power prices for its smelters 10-20% on averageNoranda is highly leveraged to changes in the LME due to i) non-LME linked power cost and               ii) captive supply of alumina Q2 2009 Global Production Cost Curve (Gp:) Data: CRU (Gp:) 800 (Gp:) 1,000 (Gp:) 1,200 (Gp:) 1,400 (Gp:) 1,600 (Gp:) 1,800 (Gp:) 2,000 (Gp:) 2,200 (Gp:) 2,400 (Gp:) 2,600 (Gp:) 2,800 (Gp:) 3,000 (Gp:) 3,200 (Gp:) 0 (Gp:) 5,000 (Gp:) 10,000 (Gp:) 15,000 (Gp:) 20,000 (Gp:) 25,000 (Gp:) 30,000 (Gp:) 35,000 (Gp:) 40,000 (Gp:) 45,000 (Gp:)  Q4 2008 (Gp:) Q2 2009 (Gp:) Q4 2008 Avg = $2167/tonne, $0.98/lb (Gp:) Q2 2009 Avg = $1351/tonne, $0.61/lb (Gp:) 1st Quartile (Gp:) 2nd Quartile (Gp:) 3rd Quartile (Gp:) 4th Quartile

Macro Changes – GDP & Industrial Activity Global GDP & Industrial Production Growth (Gp:) GDP (Gp:) IP  Source: U.S. Census Bureau, Wall Street Research and J.D. Power & Associates.

Macro Changes – China & India GDP Growth China & India GDP Growth (Gp:) China (Gp:) India Source: U.S. Census Bureau, Wall Street Research and J.D. Power & Associates.

Macro Changes – Auto Production Source: U.S. Census Bureau, Wall Street Research and J.D. Power & Associates.(1)   Represents Western Europe. U.S. & W.E. (1) Auto Production Growth (Gp:) U.S. (Gp:) W.E. (1)

Macro Changes – Housing Source: U.S. Census Bureau, Wall Street Research and J.D. Power & Associates.(1)  Represents Western Europe. U.S. & W.E. (1) Residential Construction Growth (Gp:) U.S. (Gp:) W.E. (1)

State of the Aluminum World Alumina & Bauxite:  industry-wide curtailments and project cancellations in response to plummeting prices Power Rates:  Renegotiation of power rates in the US resulting in smelter curtailments and shutdowns Suppliers Competitors Aleris and Indalex: filed for Chapter 11 Rusal: cut output by 10% and undergoing debt restructuring Alcoa: announced Q2 loss after production cuts and workforce reductions Ormet: pending disagreement with alumina supplier United States Smelters: 14 smelters last year declined to 10 currently Source: Bloomberg, Factset, Company information and Wall Street research.

State of the Aluminum World – End Markets

noranda Aluminum

Construction

- Housing starts down ~50% yoy





Packaging

- Historically stable market, but even cans down ~5% yoy





Transportation

- GM + Chrysler bankruptcies
- Truck trailer production down ~50% yoy




Aerospace

- Weakening end market fundamentals leading to cancellations / delays




Source: Bloomberg, Factset, Company Information and Wall Street research.

13

Recent Commentary – Strong Headwinds

noranda Aluminum

Re: Inventories/Price: "Aluminum's LME price has rallied 20% in the last 2-3 weeks to US$0.72/lb, the highest since Dec-08. The lift has surprised a market long-convinced that excess inventories capped this metal's price upside. And <u>inventory levels are really high</u>. Last year's financial market failure & the subsequent <u>collapse of Al's demand caused a rapid build up of inventories, +92% on the LME since Dec-08 to 4.1Mt,</u> and there's at least another 2Mt with other exchanges, merchants, producers & consumers. In total, these represent 2.1x normal levels (since 1990), now higher than 1993's record levels, ~15% of 2009's forecast supply (p16). So the surprise is genuine: with this much metal lying around, why has ally's price lifted?"

Wall Street Research – June 16, 2009

Re: Inventories: "<u>May inventory trends are in line with our negative view on aluminum. The 10% uptick in Chinese production last month is a headwind on global supply balance</u>. Chinese production is now back to a 12mm mt pace vs. last year's peak of about 14mm mt. In our view, the pace of supply cuts in aluminum continues to be disappointing with 17% + curtailments announced but production only down 10% YTD."

Wall Street Research – June 26, 2009

Re: Inventories, Capacity & Demand: "…But industry challenges remain. LME <u>inventory is high, and the industry still faces excess smelting capacity. Aerospace, commercial transport and construction remain weak</u>."

Wall Street Research – July 8, 2009

Re: Building/Construction End Market: "This segment [commercial building and construction] faces the most pressure as traditionally there is a one year lag between non-residential construction activity and residential construction activity. <u>We expect downside as private spending should decline in the next few months, more than offsetting the increase in public spending</u>. The Architectural Billing Index (ABI), which is a leading indicator for non-residential construction, was at its lows in late-2008/early-2009, which points to downward pressure on non-residential construction."

Wall Street Research – July 9, 2009

Re: Supply/Demand Balance: "IBISWorld believes that the <u>impact of the current recession on this industry will be disaster.</u> The steady increase in the global supply of aluminum and the near-term effects of the recession decimated prices in late 2009, with further price falls expected in 2009. Downstream industries have already reduced their demand for aluminum, which has and will negatively affect revenue."

IBISWorld Industry Report – March 16 2009

Re: Supply/Demand Balance: "There is little demand-side activity to offer sustained price support: merchant premia in all key metal-consuming regions is still weak (albeit tightening in Japan, typical pre-Q3 premia talks), semis utilization rates globally are still at record-lows, PMIs ex-China are also at lows. Besides, <u>any lift in Al's price will only prompt restarts & expansions among smelters, just as 2009Q1's energy-related falls in production costs did in China.</u> What could change our short-term bearish Al view? Sustained global economic growth (2010) + permanent removal of higher-cost production capacity."

Wall Street Research – June 16, 2009

Re: Aluminium Cycle: "Alcoa has the staying power and reduced cost base to withstand <u>the most serious downturn in the history of the aluminum industry</u>"

K. Kleinfeld, CEO Alcoa – July 2009

Re: Future of Aluminium: "Aluminum is clearly in over-supply with the 4.5Mt of LME inventory continuing to rise…the West needs to cut a further 3Mt of production to move the market back to balance…but <u>we see limited growth for "old world" producers in an environment where aluminum capacity is relocating rapidly to the "new world"</u>.

Wall Street Research – July 2009

14

Long-Term Aluminum Outlook

noranda Aluminum

- **Long-term demand fundamentals still intact**
  - China growth
  - Urbanization in emerging markets
  - Eventual recovery in developed economies
- **Cost inflation globally**
  - Rising energy prices
- **Potential long-term supply shortages as capacity comes offline**
  - Offset by expected new builds in Middle East and China

Long-term Growth - Intensity of Use



Expenditure per Capita (2007 US$)
China 2007 → 2015
World 2007
US 2007
60
50
40
30
20
10
0
Aluminum
Copper
Nickel
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
GDP/Capita

Noranda is positioned to take advantage of recovery in LME

Source: Brook Hunt

15

Recent Noranda Developments Key developments:Monetized cumulative $71 million of hedges in Q1 and Q2 2009 to buyback debtAnnounced settlement with insurance carriers of $67.5mm related to Q1 2009 smelter power outageQ2 2009 EBITDA expected to be $32-35 millionQ2 2009 net debt of $921 million, with cash of $182 million, after debt buybacks totaling $34 million principal amount Q1 2008 Q1 2009 % Chg Upstream: Volume (mm lbs) 145 89 (39%) LME + Midwest Premium ($ / lb) 1.22 0.70 (43%) Smelter production cash cost ($ / lb) 0.70 0.74 6% EBITDA per lb ($ / lb) 0.53 (0.05) - - EBITDA (unhedged) ($ mm) 76.3 (4.4) - -   Downstream: Volume (mm lbs) 86 72 (16%) EBITDA per lb ($ / lb) 0.10 (0.02) - - EBITDA ($ mm) 8.2 (1.2) - -   EBITDA (unhedged) ($ mm) 84.5 (5.5) - - Corporate Expenses ($ mm) (3.1) (5.9) - - Hedge Impact ($ mm) 3.3 28.2 750% Adjusted EBITDA (incl. Corp Expense) ($ mm) 84.7 16.8 (80%) Adjusted EBITDA - capex ($ mm) 75.0 8.7 (88%)   Free Cash Flow before Interest ($ mm) 92.9 (42.5) - - Free Cash Flow after Interest ($ mm) 74.0 (58.3) - -   Total Debt ($ mm) 1,151.7 1,142.1 (1%) Cash Liquidity ($ mm) 184.7 200.4 9% (1) $0.74 production cash cost is based on normalized production volume of 143mm lbs.

Strategic Initiatives

noranda Aluminum

- ***Positioning for Recovery - Priming operations to maximize benefit of global recovery, given belief in aluminum's long-term fundamentals***
- **Liquidity**
  - $182 million cash-on-hand at the end of Q2 to offset cash burn at current LME prices
- **Cost savings**
  - $36 million of annualized, run-rate savings realized from CORE productivity initiative in Q1 '09
- **Integrated and secure alumina supply**
  - Alumina cost from JV is 4th quartile in low LME price environments, but can be very competitive in higher LME environments
- **Long-term power supply – pursuing sustainable lower-cost power**
  - Impacted by recent rate hike – 6% increase in power cost at New Madrid
- **Deleveraging**
  - $71 million of 2012 hedge value (PV) monetized in Q1 and Q2 to buy back $240 million of debt
- **Investment for the future**
  - Pipeline of capex programs across all divisions
  - Opportunistically pursue acquisition opportunities (across North America and EU)

17

Capital Structure & Debt Maturities ($mm) Revolver fully drawn (exclusive of required LC capacity)No maintenance covenantsOpCo and HoldCo Notes currently PIKingDebt buybacks have triggered downgrade from agencies$248mm of remaining hedge value (PV) locked-in and available at Q1 2009 (3) Note:  Dollars in millions. (1)  PIK interest.Does not assume continuation of PIK interest  and does not reflect ECF sweep repayments prior to maturity or any debt buybacks after Q1. As per disclosure in 10Q.  Bank Debt Senior Debt Sub Debt 2009-2011E 0 0 0 2012E 0 0 0 2013E 225 0 0 2014E 393.5 0 71.8 2015E 0 451.9 0

Noranda Strategic Hedges – Aluminum (1) $71 million represents the present value of 2012 hedges monetized to fund debt buybacks on a cumulative basis in Q1 and Q2 2009.

Illustrative Business Model Presented below is an illustrative business model for Noranda.  We have presented the example at various LME levels for discussion purposes Midwest Transaction Price is equal to LME + the U.S. Midwest Premium for aluminum.Midwest premium was $0.05/lb on July 22, 2009.(2) (1)  MWTP for MWTP for EBITDA Current EBITDA - Capex Breakeven MWTP Breakeven 580 580 580 Midwest Transaction Price ("MWTP") ($ / lb) 0.81 0.82 0.91 - 2008 net cash cost ($ / lb) 0.81 0.81 0.81 Net Upstream Margin ($ / lb) - 0.01 0.10 Upstream EBITDA ($mm) $ - $ 6 $ 58 + Downstream EBITDA Range ($mm) 20-40 20-40 20-40 + Corporate Expenses ($mm) (20) (20) (20) EBITDA Range (unhedged) ($mm) $0-20 $ 6-26 $ 64-84 - Capex (2008 avg) $ 60 $ 60 $ 60 EBITDA - Capex $ (60)-(40) $ (54)-(34) $ 1-21

Illustrative Liquidity & Cash Needs Liquidity consists primarily of our cash balance, which was $182 million at Q2 2009.Our cash needs vary from year to year, but presented below is an illustrative range: (Gp:) Illustrative (Gp:) Annual Range (Gp:) Commentary (Gp:) Capex: (Gp:) $55-65mm (Gp:) - $55mm maintenance minimum – midpoint based on historical average (Gp:) Cash interest (w/ PIK) (Gp:) $35mm (Gp:) - Assumes current LIBOR forward curve and includes interest rate swap (Gp:) Cash interest (w/o PIK) (Gp:) $70mm (Gp:) - Assumes current LIBOR forward curve and includes interest rate swap (Gp:) Working Capital (Gp:) $(10) - 10mm (Gp:) - Depends on LME and Volume assumptions (Gp:) Cash Taxes (Gp:) NM (Gp:) - Not meaningful at current aluminum prices (Gp:) Pensions (Gp:) $15mm (Gp:) - Contributions beyond P&L expense; depends on plan asset values (Gp:) Other (Gp:) $5mm

Appendix

Reconciliation of Certain Information Definitions - (i) “OpCo” means Noranda Aluminum Acquisition Corp; (ii) “Mt” and “tonne” means metric ton, equal to 2,204.62 lbs  Reconciliations to figures disclosed in most recent 10Q and 10K: